Palo Alto Lease	12 Months Ended
Apr. 30, 2016
Palo Alto Lease
17.	Palo Alto Lease

On June 5, 2014, the Company entered into an Assignment of Lease for its 208,000 square foot Palo Alto, California campus. NOOK employees were moved to a new facility in Santa Clara, California, while Barnes & Noble College’s digital education employees were relocated to a facility in Mountain View, California. The relocations occurred during the first quarter of fiscal 2015.

In the fourth quarter of fiscal 2014, the Company recorded an asset impairment charge of $28,440 within selling and administrative expenses related to this relocation. Since the assignment of lease was being actively negotiated in fiscal 2014 and was completed prior to the issuance of the financial statements, the impaired assets that resulted from the completion of the assignment were reflected in the financial statements for fiscal 2014 in accordance with ASC 855-10, Subsequent Events. Of the $28,440 asset impairment charge that was recorded in fiscal 2014, $23,928 related to leasehold improvements, $2,750 related to furniture, fixtures, machinery and equipment and $1,762 related to assets under construction. The Company determined the impairment charge by comparing the estimated fair value to its carrying amount. The fair value was developed primarily using the cost approach in evaluating the replacement cost of the asset (Level 2 fair value assumptions) and then adjusting any value due to economic obsolescence, functional obsolescence or physical deterioration. The amount of the fair value measurement of the assets related to the relocation as of May 3, 2014 was $10,624. The lease termination was accounted for in the first quarter of fiscal 2015, which was the period in which the lease was assigned.